SCHEDULE 14A
                           (Rule 14a-101)

              INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the
        Securities Exchange Act of 1934 (Amendment No./   /)


     Filed by the registrant  [X]
     Filed by a party other than the registrant [ ]
     Check the appropriate box:
     [ ]  Preliminary proxy statement
     [X]  Definitive proxy statement
     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      The Goldfield Corporation
          (Name of Registrant as Specified in Its Charter)

                           Mary H. Leitner
             (Name of Person(s) Filing Proxy Statement)

     Payment of filing fee (check the appropriate box)
     [X]  $125 per Exchange Act Rule 0-11 (c) (1) (ii), 14a-6(i) (1) or
          14a-6(j) (2)
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i) (3)
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i)
          (4) and 0-11

     (1)  Title of each class of securities to which transaction
          applies:/                                             /

     (2)  Aggregate number of securities to which transactions applies:
          /                                                           /

     (3)  Per unit price or other underlying value of transaction
          computed pursuant to Exchange Act Rule 0-11(1):/            /

     (4)  Proposed maximum aggregate value of transaction:/           /

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)  Amount previously paid:/                                     /

     (2)  Form, schedule or registration statement no.:/               /

     (3)  Filing party:/                                               /

     (4)  Date filed:/                                                 /

     (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                       The Goldfield Corporation

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MAY 23, 1995


     To Our Stockholders:

     Notice is hereby given that the Annual Meeting of the Stockholders of The Goldfield Corporation has been called and will be held at the Melbourne Hilton at Rialto Place, 200 Rialto Place, Venezia Room, Melbourne, Florida 32901 on May 23, 1995 at 9:00 a.m. for the following purposes:

     1.  To elect six directors.

     2. To ratify the appointment of KPMG Peat Marwick LLP as independent certified public accountants for the year 1995.

     3. To act upon a stockholder proposal with respect to officers' compensation.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Those entitled to vote at this meeting will be the stockholders of record at the close of business on April 13, 1995. The transfer books of the Company will not be closed.



                            By Order of the Board of Directors


                            MARY H. LEITNER
                            Secretary

     Melbourne, Florida
     April 20, 1995

     If you are unable to attend the meeting in person, you are requested by the Board of Directors of the Company to date, sign, and return the enclosed proxy in the enclosed envelope. No postage is necessary if mailed in the United States. In the event you later decide to attend the meeting, you may, if you desire, revoke your proxy and vote your shares in person.

                      The Goldfield Corporation

                      Suite 500, 100 Rialto Place
                       Melbourne, Florida 32901
                           (407) 724-1700

                          PROXY STATEMENT


                   ANNUAL MEETING OF STOCKHOLDERS
                            MAY 23, 1995


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Goldfield Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at Melbourne, Florida on May 23, 1995, at 9:00 a.m., and at any and all adjournments thereof. The meeting will be held for the purposes set forth in the notice and in this proxy statement. This proxy statement and the accompanying annual report are first being mailed to stockholders on April 20, 1995.

        RECORD DATE, SHAREHOLDERS ENTITLED TO VOTE AND REQUIRED VOTE

     Only holders of record of outstanding shares of the Company at the close of business on April 13, 1995 will be entitled to vote at the Annual Meeting of Stockholders on May 23, 1995 or at any adjournment thereof. The stock transfer books will not be closed. On March 15, 1995 there were outstanding 26,854,748 shares of Common Stock, par value $.10 per share ("Common Stock"), and 339,407 shares of Series A 7% Voting Cumulative Convertible Preferred Stock, par value $1.00 per share ("Series A Preferred Stock") of the Company. Each stockholder is entitled to one vote for each share of Common Stock and Series A Preferred Stock held.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is necessary for (i) approval of the proposal with respect to the selection of auditors (ii) approval of the stockholder proposal, and (iii) the transaction of other business. The election of directors will be by a plurality vote.

     Each stockholder entitled to vote at the meeting has the right to vote his shares cumulatively for the election of directors; that is, each stockholder will be entitled to cast as many votes as there are directors to be elected multiplied by the number of shares of Common Stock and Series A Preferred Stock registered in his name on the record date, and to cast all such votes for one candidate or to distribute such votes among the nominees for the office of director in accordance with his choice. A stockholder who wishes to vote by proxy and exercise his cumulative voting rights in doing so should advise the Board of Directors in writing how he wishes to have his votes distributed among the nominees for directors. Such written instructions should accompany the proxy card or cards to which they relate.

     Holders of the Series A Preferred Stock are entitled to the same voting rights as holders of the Common Stock. In addition, they have certain voting rights not held by holders of the Common Stock, such as controlling voting rights with respect to certain mergers, sales and amendments to the Company's Certificate of Incorporation. Although not so intended, such voting rights might be considered as having the effect of discouraging an attempt by another person or entity to effect a takeover or otherwise gain control of the Company.

              SOLICITATION, REVOCATION AND VOTING OF PROXIES

     This solicitation is made on behalf of the Board of Directors of the Company. All costs of soliciting proxies will be borne by the Company, and the Company will reimburse bankers, brokers and other custodians, nominees and fiduciaries for forwarding the proxy material to beneficial owners of shares. In addition to use of the mails, proxies may be solicited by personal interview, telephone or telegraph by regular employees of the Company without additional compensation. Morrow & Co., Inc., 909 Third Avenue, 20th Floor, New York, New York 10022, has been retained to assist in the solicitation of proxies for a fee not in excess of $7,000 plus out-of-pocket expenses.

     You are requested to sign and complete the accompanying proxy and return it in the enclosed envelope. If the proxies are signed with a preference indicated, the proxies will be voted accordingly, but if no choice has been specified, the proxies will be voted (1) FOR the election as directors of the nominees named herein, (2) FOR the ratification of the appointment of KPMG Peat Marwick LLP as independent certified public accountants for the year 1995, (3) AGAINST the stockholder's proposal with respect to officers' compensation.

     The proxy may be revoked by the stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The proxy shall be suspended if the stockholder shall be present at the meeting and elects to vote in person.

     At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy shall have discretionary authority to vote such proxies as they shall decide.

                               ITEM 1.
                        ELECTION OF DIRECTORS

     It is intended that the shares represented by the accompanying proxy will be voted, if not otherwise indicated by the stockholder, for the election of the six nominees for director listed below (each of whom is at present a director of the Company) to serve for one year or until their successors are elected.

     Information About Nominees

     Reference is made to the information set forth above as to the stock ownership of the nominees. The following table sets forth with respect to each nominee the office presently held by him/her with the Company, or his/her principal occupation if not employed by the Company, the year in which he/she first became a director of the Company and his/her age.


     Name; Office Held with the                 Director
     Company or Principal Occupation             Since      Age (1)

     John P. Fazzini,                             1984        50
       Real Estate Developer
     Danforth E. Leitner,                         1985        54
       Real Estate Appraiser
     Mary H. Leitner,                             1970        80
       Secretary
     James Sottile,                               1969        81
       Chairman of the Board of Directors
     John H. Sottile,                             1983        47
       President and Chief Executive Officer
     John M. Starling,                            1971        65
       Of Counsel to the law firm of Severs,
       Stadler, Friedland and Harris P.A.,
       Counsel for the Company

     (1) As of December 31, 1994.

     If any of the foregoing nominees should withdraw or otherwise become unavailable, which the Board of Directors does not presently anticipate, it is intended that proxies will be cast for such person or persons as the Board of Directors may designate in place of such nominees.

     For more than five years, Mary H. Leitner, James Sottile and John H. Sottile have been principally engaged as executive officers and directors of the Company.

     John P. Fazzini has been, for more than five years, principally engaged in private real estate development operations in Florida and is President and majority stockholder of Bountiful Lands, Inc.

     Danforth E. Leitner has been, for more than five years, principally engaged as a real estate broker and appraiser in North Carolina and is presently President of The Leitner Company, a real estate brokerage and appraisal corporation.

     John M. Starling has been, since January 1, 1995, of Counsel to the law firm of Severs, Stadler, Friedland & Harris, P.A., which, including a predecessor firm, has served as counsel for the Company for many years and has been so engaged for the current fiscal year. For more than the prior five years, Mr. Starling was a member of the law firm of Holland, Starling, Severs, Stadler & Friedland, P.A.

     John H. Sottile is the son of James Sottile and Danforth E. Leitner is the son of Mary H. Leitner.

     Management directors of the Company receive no compensation in such capacity. During 1994, each nonmanagement director of the Company received compensation of $9,000.

     Committees and Meetings of the Board of Directors

     During 1994, the Board of Directors met four times. The Company has established executive, audit, compensation and nominating committees to assist the Board of Directors in discharging its responsibilities.

     The Executive Committee, which exercises, to the extent permitted by Delaware law, all of the powers of the Board of Directors during the intervals between Board meetings, consists of James Sottile, John H. Sottile and Mary H. Leitner. During 1994, the Executive Committee held six meetings.

     The Audit Committee, which monitors the activities of the Company's independent accountants and its accounting department and reports on such activities to the full Board of Directors, consists of John M. Starling and John P. Fazzini. During 1994, the Audit Committee held one meeting.

     The Compensation Committee reviews the compensation of the executive officers of the Company and makes recommendations to the Board of Directors regarding such compensation. The members of the Compensation Committee are John M. Starling and John P. Fazzini.
     The Compensation Committee, established December 1, 1992, held one meeting during 1994.

     The Nominating Committee recommends qualified candidates for election as directors of the Company, including the slate of directors which the Board of Directors proposes for election by stockholders at the Annual Meeting. The Nominating Committee consists of John M. Starling, John H. Sottile and Danforth E. Leitner. During 1994, the Nominating Committee held one meeting.

     The Nominating Committee is not precluded from considering written recommendations for nominees from stockholders. Such recommendations for the 1996 election of directors, together with a description of the proposed nominee's qualifications and other relevant biographical information, should be sent to the Secretary of the Company prior to December 21, 1995.

     During 1994, no incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and all Committees of the Board that he was eligible to attend.

     The Board of Directors unanimously recommends a vote "FOR" the re-election of James Sottile, John H. Sottile, Mary H. Leitner, John P. Fazzini, Danforth E. Leitner and John M. Starling.

                                ITEM 2.
                RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors of the Company has appointed the firm of KPMG Peat Marwick LLP as its independent certified public accountants for the year ended December 31, 1995, subject to the appointment being ratified by the Company's stockholders. KPMG Peat Marwick LLP (including a predecessor firm, W. O. Daley & Company) has been serving the Company and its subsidiaries for the past thirty-two years.

     A representative of KPMG Peat Marwick LLP is expected to be present at this year's Annual Meeting of Stockholders, at which time he will be given an opportunity to make a statement and is expected to be available to respond to appropriate questions. The appointment of KPMG Peat Marwick LLP was made upon the recommendation of the Audit Committee which is composed of directors who are not officers or otherwise employees of the Company. If the stockholders do not ratify the selection of KPMG Peat Marwick LLP, the selection of independent certified public accountants will be reconsidered by the Board of Directors of the Company.

     The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as independent certified public accountants of the Company.

                               ITEM 3.
                         STOCKHOLDER PROPOSAL

     The following stockholder proposal has been submitted to the Company for action at the Annual Meeting. The name, address and stock ownership of the stockholder submitting such proposal will be supplied upon oral or written request to the Secretary of the Company. The text of the proposal follows:

     "Shareholders recommend Board of Directors limit officers
     (President, Chairman, CEO) future compensation to a base salary of $100,000 annually in cash, with additional compensation limited to 20% of the annual earnings from continued operations."

     The Board of Directors unanimously recommends a vote "AGAINST" this stockholder proposal for the following reasons:

     The Board of Directors believes that the imposition of such an arbitrary limitation on executive compensation would prevent the Company from attracting and retaining competent management. Accordingly, the Board of Directors believes that it would not be in the best interest of the Company or its stockholders to arbitrarily restrict compensation as the proponent recommends. Furthermore, the Board of Directors believes that the current compensation of the Company's executives is well within the range for comparable companies.

     At present, the stockholder proposal could only pertain to the President and Chief Executive Officer (since the Chairman is no longer serving on a salary basis) and, in any event, could not be implemented without termination of the employment agreement with the President and Chief Executive Officer, triggering the requirement of a substantial termination fee pursuant to such employment agreement. The Board of Directors does not regard such action as wise or appropriate.

     The Company's compensation policies are approved by the Compensation Committee of the Board of Directors, which is comprised of independent directors. The Board of Directors will continue to review compensation policies to assure appropriate levels of compensation for the officers.

     The Board of Directors unanimously recommends that stockholders vote "AGAINST" this proposal.

                 OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                      BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 15, 1995, the number and percent of the shares of Common Stock and Series A Preferred Stock of the Company beneficially owned by each director of the Company standing for election, the officers named in the Summary Compensation Table on page 6, all directors and executive officers as a group and all beneficial owners of more than 5% of such Common and Preferred Stock. Except as otherwise indicated, all beneficial ownership reflected in the table represents sole voting and investment power as to such Common and Preferred Stock.

                     Amount Beneficially Owned (1)
                              Common
                            Obtainable
                               Upon
                             Conversion                               Percent
                                of                 Percent of Class  of Voting
                     Common  Preferred  Preferred  Common Preferred  Securities
  Beneficial Owners    (2)      (3)     Series A     (1)  Series A       (4)

(a) Holders of more than 5%
    (other than Directors):

    Suzanne S. Guanci
    1130 Placetas Avenue
    Coral Gables, FL 33134     33,043     28,860             8.50%      0.12%

    Linda S. Hammond
    1202 Pawnee Terrace
    Indian Harbor Beach,
    FL 32937                  103,044     90,000            26.52%      0.38%

(b) Directors and
    Executive Officers (5):

    John P. Fazzini      100

    Patrick S. Freeman   200

    Danforth E. Leitner  600

    Mary H. Leitner   49,130   21,188     18,506    0.18%    5.45%      0.26%

    James Sottile    373,466   53,620     46,833    1.39%   13.80%      1.59%
                        (6)                 (6)
    John H. Sottile      372  171,739    150,000            44.19%      0.64%

    John M. Starling   1,000

(c) All Officers and
    Directors as a group
    (9 in number):   424,868  246,547    215,339    1.58%   63.45%      2.49%

     (1) Includes holdings of spouses, minor children, relatives and spouses of relatives living in the same household, even though beneficial ownership is disclaimed.

     (2) Excludes shares of Common Stock obtainable upon conversion of Series A
         Preferred Stock.

     (3) Each share of Series A Preferred Stock is currently convertible into
         1.144929 shares of Common Stock.

     (4) In accordance with SEC rules, the percentage shown opposite the name of each person or group has been computed assuming the conversion of any Series A Preferred Stock held by such person or group but that no conversions by others have occurred.

     (5) Stephen R. Wherry, Vice President, Treasurer and Chief Financial
         Officer of the Company and Romey A. Taylor, President of the Company's electrical construction subsidiary, do not own any Common Stock or Series A Preferred Stock of the Company.

     (6) Listed as beneficially owned by Mr. Sottile are 133,830 shares of Common Stock and 46,833 shares of Series A Preferred Stock which are owned by his wife. As to such shares, Mrs. Sottile has sole voting power and sole investment power.

    Compliance with Section 16(a) of the Securities Exchange Act of
     1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and Series A Preferred Stock of the Company. Copies of all such reports filed with the SEC are required to be furnished to the Company. Based solely on the Company's review of the copies of such reports it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during the year ended December 31, 1994.

                          EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the cash compensation paid to the Company's Chief Executive Officer and executive officers, including two executive officers of subsidiaries, whose compensation exceeded $100,000 during the years ended December 31, 1992, 1993 and 1994. The information provided under the heading "Executive Compensation" is that required by "small business issuers" as defined by the rules of the SEC.

                           Summary Compensation Table

                                                Annual Compensation
            Name and                          Salary    Bonus    Other
        Principal Position          Year       ($)       ($)      ($)

        John H. Sottile             1994     256,500      --       --
          President & Chief         1993     272,125      --       --
          Executive Officer         1992     315,500      --       --

        Romey A. Taylor             1994      80,000      --       --
          President of              1993      80,000    36,582     --
          electrical                1992      80,000   236,451     --
          construction
          subsidiary

        James Sottile               1994     165,000      --    165,000(1)
          Chairman of the           1993     160,000      --       --
          Board of Directors        1992     156,000      --       --

        Patrick S. Freeman          1994     112,500    12,500     --
          President of mining       1993     105,769      --       --
          subsidiaries              1992     100,000    25,000     --

     (1) Represents a one-time severance payment in accordance with the employment agreement between the Company and James Sottile, Chairman of the Board, in connection with the termination thereof in December 1994.

     The persons named in the foregoing table, together with Mary H. Leitner, Secretary of the Company and Stephen R. Wherry, Vice President, Treasurer and Chief Financial Officer of the Company, are all the executive officers of the Company. Information concerning the executive officers (other than Messrs. Freeman and Taylor) is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1994. Mr. Freeman, 48, has been President of the Company's mining subsidiaries since 1988. Mr. Taylor, 61, has been President of the Company's electrical construction subsidiaries since 1972.

     On January 15, 1985 the Company entered into an employment agreement with John H. Sottile. Such agreement, as amended on July 24, 1986, September 23, 1988, February 27, 1990 and January 29, 1992, expires on December 31, 2001 and entitles him to be paid $200,000 per year, subject to increases, if any, in the Consumer Price Index. If his employment is terminated (which will be deemed to have occurred if he is relocated), he is entitled to receive, within ten days of such notice of termination, an amount equal to the cash salary that he would have received in the absence of such termination from the date of such termination through December 31, 2001. In the event of permanent disability or death, he or his estate will be entitled to his salary through the end of the month of his permanent disability or death and for one year thereafter. In addition, on January 1, 1986, a subsidiary of the Company entered into an employment agreement with Mr. Sottile. Such agreement, as amended on September 13, 1988 and January 29, 1992, provides for continuous employment until December 31, 2001 and from year to year until terminated and entitles him to be paid $50,000 per year. If his employment is terminated without cause (which will be deemed to have occurred if he is relocated), he is entitled to receive his salary from the date of such termination through December 31, 2001. In the event of permanent disability or death, he or his estate will be entitled to his salary through the end of the month of his permanent disability or death and for one year thereafter.

     On January 1, 1986, the Company entered into an employment agreement with James Sottile. Such agreement, as amended on September 23, 1988 and January 29, 1992, entitled him to be paid $120,000 per year, subject to increases, if any, in the Consumer Price Index. This agreement, which was to expire on December 31, 1998, was terminated effective December 31, 1994 in accordance with the disability provision of the contract. In the event of permanent disability or death, he or his estate was entitled to his salary through the end of the month of his permanent disability or death and for one year thereafter.

     On January 1, 1986, the Company's electrical construction subsidiary, Southeast Power Corporation, entered into an employment agreement with Romey A. Taylor. Such agreement, as amended on September 26, 1988, provides for continuous employment until December 31, 1993 and from year to year until terminated and entitles him to be paid $80,000 per year, plus a bonus equal to 10% of pre-tax and pre-bonus income of such subsidiary. Employment under the terms of such agreement has been extended until December 31, 1995. If his employment is terminated without cause (which will be deemed to have occurred if he is relocated), he is entitled to receive his salary from the date of such termination through December 31, 1995. In the event of permanent disability or death, he or his estate will be entitled to his salary through the end of the month of his permanent disability or death and for one year thereafter.

     As of December 31, 1994, Mr. Taylor was indebted to the Company in the amount of $38,611 as a result of overpayments of his annual bonus in 1992 and 1993 pursuant to his employment contract. This amount is expected to be repaid by December 31, 1995 and is not included in the compensation table.

     Employee Benefit Agreements

     Beginning in 1989, the Company entered into employee benefit agreements with John H. Sottile and Patrick S. Freeman in addition to certain other employees of the Company and its subsidiaries. Under the terms of the agreements, the Company buys life insurance policies that build cash surrender value while also providing life insurance benefits for the employee. The Company is entitled to a refund of all previously paid premiums or the cash surrender value of the policy, whichever is lower, if the agreement is terminated prior to the employee attaining the age of 65. After an employee reaches age 65, the Company is entitled to a refund of all previously paid premiums in ten annual installments. In the event of death, the Company will immediately be entitled to a refund of all previously paid premiums. The Company may terminate the agreements at any time by giving written notice to the employee. At December 31, 1994, none of the herein described policies had any cash surrender value in excess of the previously paid premiums.

                             OTHER MATTERS

     Management does not intend to present any other business at the meeting nor is it aware that any stockholder intends to do so. If, however, any matters are properly brought before the meeting, persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                      1996 STOCKHOLDER PROPOSALS

     Stockholder proposals to be presented at the 1996 Annual Meeting must be received by the Company no later than December 21, 1995 to be considered for inclusion in the Proxy Statement and Proxy for such meeting.


                            By Order of the Board of Directors
                            Mary H. Leitner
                            Secretary


     Dated: April 20, 1995

                           *   *   *

     The Annual Report to Stockholders for the year ended December 31, 1994, which includes financial statements, is being mailed concurrently to stockholders. The Annual Report does not form any part of the material for the solicitation of proxies.

     A copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1994 filed with the Securities and Exchange Commission is available without charge to those stockholders who wish more detailed information concerning the Company. If you wish a copy of the Form 10-K, please write to: Mary H. Leitner, Secretary of the Company, Suite 500, 100 Rialto Place, Melbourne, Florida 32901.

                       THE GOLDFIELD CORPORATION

                                  PROXY

          Annual Meeting of Stockholders to be Held on May 23, 1995

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John H. Sottile, Mary H. Leitner and John M. Starling, and each of them, jointly and severally, proxies, with full power of substitution, to vote with the same force and effect as the undersigned at the Annual Meeting of the Stockholders of The Goldfield Corporation to be held at the Melbourne Hilton at Rialto Place, 200 Rialto Place, Venezia Room, Melbourne, Florida 32901 on May 23, 1995 at 9:00 a.m., and any adjournment thereof, upon the matters set forth on the reverse hereof and upon such other matters as may properly come before the meeting, all in accordance with notice and accompanying proxy statement for said meeting, receipt of which is acknowledged.

     This proxy will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of Directors; FOR proposal 2; AGAINST proposal 3 and to grant authority to vote on such other matters as may come before the meeting.

                                   The Goldfield Corporation
                                   P.O. Box 11168
                                   New York, NY  10203-0168

    The Board of Directors recommends a vote "FOR" proposals 1, 2 and 4.

     1.  Election of Directors
        /   / FOR all nominees listed below
        /   / WITHHOLD AUTHORITY to vote for all nominees listed below
        /   / *EXCEPTIONS

     Nominees: John P. Fazzini, Danforth E. Leitner, Mary H. Leitner, James Sottile, John H. Sottile, John M. Starling.
     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
     *Exceptions /                     /

     2. Proposal to approve the appointment of KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending December 31, 1995.
        /   / FOR
        /   / AGAINST
        /   / ABSTAIN

     The Board of Directors recommends a vote "AGAINST" stockholder proposal 3.
     3. To act upon a stockholder proposal with respect to officers compensation.
        /   / FOR
        /   / AGAINST
        /   / ABSTAIN

     4. Such other matters as may come before the meeting.
        /   / AUTHORITY GRANTED
        /   / WITHHELD

     The undersigned revokes all other proxies relating to the shares covered hereby.

        /   / Address change and/or comments

     Please sign exactly as name appears on this proxy. If stock is in the name of two or more persons, each should sign. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officers. If a partnership, please sign in partnership name by authorized person.

     Dated: /                 /, 1995
     /                       / (L.S.)
     /                       / (L.S.)
     Signature of Stockholder

     Votes MUST be indicated (x) in Black or Blue ink.

     Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.